UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 8, 2026

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

The information set forth under Item 7.01 below is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure

In connection with certain contemplated financing transactions, Cable One, Inc. (the “Company” or “Cable One”) is disclosing the preliminary estimated financial and operating results and related information for the quarter ended June 30, 2026 set forth below as well as an update regarding the Company’s previously announced offer (the “MBI Term Loan Exchange Offer”) to lenders of the senior secured term loans of Mega Broadband Investments Holdings LLC (“MBI”).

Preliminary Estimated Financial Results for the Quarter Ended June 30, 2026

●	The Company expects revenues to be in the range of $346.0 million to $352.0 million.

●	The Company expects capital expenditures to be in the range of $72.0 million to $76.0 million.

●	The Company expects Adjusted EBITDA(1) to be lower compared to the first quarter of 2026 by an amount that is generally consistent with the quarterly change in its Adjusted EBITDA for the first quarter of 2026 as compared to the fourth quarter of 2025.

(1)	Adjusted EBITDA is defined in the section below entitled “Use of Non-GAAP Financial Measures.”

Residential Data Subscriber Information for the Quarter Ended June 30, 2026

●	The Company expects net residential data subscriber losses to range from approximately 16,000 to 18,000 subscribers.
●	The Company expects average monthly revenue per unit for residential data to be in the range of $80.00 to $81.00.

Balance Sheet Information as of June 30, 2026

●	Cash and cash equivalents totaled approximately $166.2 million.
●	Secured term loan and revolver borrowings totaled approximately $2,207.8 million.
●	Unsecured bonds due 2028 and 2030 totaled approximately $847.6 million.
●	Gross debt totaled approximately $3,058.4 million.
●	Total gross debt less cash and cash equivalents totaled approximately $2,892.2 million.

Update on MBI Term Loan Exchange Offer

The Company is currently considering exercising its right not to consummate the MBI Term Loan Exchange Offer and instead, upon the consummation of the previously announced acquisition of the remaining equity interests in MBI, leaving the senior secured term loans of MBI in place without providing any new credit support from the Company, its existing subsidiaries or their respective assets.

The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of Cable One, Inc.’s (the “Company”) filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Note Regarding Preliminary Estimated Results

The Company’s preliminary estimates of the consolidated data included in this Current Report on Form 8-K are based solely on information available to it as of the date hereof and are inherently uncertain and subject to change. The Company has provided ranges for certain of the preliminary estimated results included in this Current Report on Form 8-K because its closing procedures for the second quarter of 2026 are not yet complete. The Company’s preliminary estimates contained in this Current Report on Form 8-K are forward-looking statements. The Company’s actual results remain subject to the completion of management’s final review and the Company’s other closing procedures. Accordingly, you should not place undue reliance on the preliminary estimated data, which may differ materially from the actual results for the second quarter.

These preliminary estimates are not a comprehensive statement of the Company’s consolidated results for the second quarter of 2026 and should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition, these preliminary estimates for the second quarter of 2026 are not necessarily indicative of the results to be achieved in any future period. The Company’s actual results for the second quarter of 2026 may differ from these preliminary estimates due to the completion of its financial closing procedures, final adjustments and other developments that may arise between the date hereof and the time that financial information and operating metrics for the second quarter of 2026 is finalized.

The preliminary estimated data included in this Current Report on Form 8-K have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to this preliminary estimated financial data, nor has it expressed any opinion or any other form of assurance with respect thereto.

Use of Non-GAAP Financial Measures

The Company uses Adjusted EBITDA, a measure that is not defined by GAAP, to evaluate various aspects of its business. Adjusted EBITDA is a non-GAAP financial measure and should be considered in addition to, not as superior to, or as a substitute for, net income reported in accordance with GAAP. A quantitative reconciliation of Adjusted EBITDA to net income is not included herein because the quantification of certain items included in the calculation of net income cannot be calculated or predicted at this time without unreasonable efforts. The Company is not able to address the probable significance of the unavailable reconciling items, which could have a potentially unpredictable, and potentially significant, impact on its GAAP financial results.

“Adjusted EBITDA” is defined as net income plus net interest expense, income tax provision, depreciation and amortization, equity-based compensation, severance and contract termination costs, acquisition-related costs, net (gain) loss on asset sales and disposals, system conversion costs, net equity method investment (income) loss, executive search and transition costs, integration costs related to Mega Broadband Investments Holdings LLC (“MBI”), net other (income) expense and any special items, as applicable. Executive search and transition costs consist of expenses incurred in connection with changes in executive leadership, including make-whole payment, severance and other separation benefits, and costs related to executive search and onboarding. MBI integration costs consist of expenses for planning and implementing system conversion, rebranding, employee-related costs (including severance and retention) and other professional fees incurred in connection with the integration of MBI. These costs are associated with discrete events and are incremental to normal, recurring, operating expenses and as such, are excluded from Adjusted EBITDA. Adjusted EBITDA eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company’s business as well as other non-cash or special items and is unaffected by the Company’s capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company’s cash cost of debt financing. These costs are evaluated through other financial measures.

The Company uses Adjusted EBITDA to assess its performance. In addition, Adjusted EBITDA generally correlates to the measure used in the leverage ratio calculations under the Company’s credit agreement and the indenture governing the Company’s senior notes to determine compliance with the covenants contained in the Company’s credit agreement and the ability to take certain actions under the indenture governing the Company’s senior notes. Adjusted EBITDA is also a significant performance measure that the Company has used in its incentive compensation programs. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes that Adjusted EBITDA is useful to investors in evaluating the operating performance of the Company. Adjusted EBITDA and similar measures with similar titles are common measures used by investors, analysts and peers to compare performance in the Company’s industry, although the Company’s measure of Adjusted EBITDA may not be directly comparable to similarly titled measures reported by other companies.

Cautionary Statement Regarding Forward-Looking Statements

This current report may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s industry, business, strategy, technologies, acquisitions and strategic investments, market expansion plans, dividend policy, capital allocation, financing strategy, the put option associated with the remaining equity interests in MBI, which was exercised on January 2, 2026 (the “Put Option”), the purchase price payable pursuant to the Put Option (such purchase price, the “Put Price”), the anticipated timeline to consummate such transaction, the Company’s ability and sources of capital to fund the Put Price, MBI’s future indebtedness and the Company’s financial results and financial condition. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company’s latest Annual Report on Form 10-K and in its subsequent filings with the Securities and Exchange Commission (the “SEC”), including its latest Quarterly Report on Form 10-Q:

●	rising levels of competition from historical and new entrants in the Company’s markets;

●	recent and future changes in technology, and the Company’s ability to develop, deploy and operate new technologies, service offerings and customer service platforms;

●	risks associated with the Company’s use of artificial intelligence;

●	the Company’s ability to grow its residential data and business data revenues and customer base;

●	increases in programming costs and retransmission fees;

●	the Company’s ability to obtain hardware, software and operational support from vendors, including the potential impacts of changes in trade policy and tariffs;

●	risks relating to existing or future acquisitions and strategic investments by the Company, including risks associated with the exercise of the Put Option associated with the remaining equity interests in MBI and the acquisition and integration of MBI;

●	the integrity and security of the Company’s network and information systems;

●	the impact of possible security breaches and other disruptions, including cyber-attacks;

●	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;

●	the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;

●	impairments of intangible assets and goodwill;

●	legislative or regulatory efforts to impose new requirements on the Company’s data services;

●	additional regulation of the Company’s video and voice services or changes to government subsidy programs;

●	the Company’s ability to renew cable system franchises;

●	increases in pole attachment costs;

●	changes in local governmental franchising authority and broadcast carriage regulations;

●	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;

●	the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;

●	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;

●	risks associated with the Company’s indebtedness, including the Company’s ability to pay dividends on, make distributions in respect of, repurchase or redeem, capital stock;

●	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes;

●	adverse economic conditions, labor shortages, supply chain disruptions, changes in rates of inflation and the level of move activity in the housing sector;

●	pandemics, epidemics or disease outbreaks, such as the COVID-19 pandemic, have, and may in the future, disrupt the Company’s business and operations, which could materially affect the Company’s business, financial condition, results of operations and cash flows;

●	lower demand for the Company’s residential data and business data products;

●	fluctuations and/or declines in the Company’s stock price;

●	dilution from equity awards, convertible indebtedness and potential future convertible debt and stock issuances;

●	damage to the Company’s reputation or brand image;

●	the Company’s ability to retain key employees (whom the Company refers to as associates);

●	the Company’s ability to successfully transition to its new Chief Executive Officer;

●	the Company’s ability to incur future indebtedness;

●	provisions in the Company’s charter that could limit the liabilities for directors; and

●	the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to those described under “Risk Factors” in its latest Annual Report on Form 10-K, its latest Quarterly Report on Form 10-Q and in its subsequent filings with the SEC.

Any forward-looking statements made by the Company in this current report speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Christopher J. Arntzen
	Name:	Christopher J. Arntzen
	Title:	Senior Vice President, General Counsel and Secretary

Date: July 8, 2026